NUVEEN TAX FREE FUND

SUPPLEMENT DATED APRIL 26, 2012

TO THE PROSPECTUS DATED AUGUST 31, 2011

The reorganization of Nuveen Tax Free Fund into Nuveen All-American Municipal Bond Fund is complete. Any references to Nuveen Tax Free Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FTFP-0412P